                                                                       EX-99.(m)

                                          APPENDIX A

                                      DISTRIBUTION PLAN
                                   WELLS FARGO FUNDS TRUST

FUNDS TRUST                                                         MAXIMUM
FUNDS AND SHARE CLASSES*                                         RULE 12B-1 FEE
--------------------------------------------------------------   ---------------
ADJUSTABLE RATE GOVERNMENT FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
ASIA PACIFIC FUND
         Class C                                                      0.75
ASSET ALLOCATION FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
         Class R                                                      0.25
CALIFORNIA LIMITED-TERM TAX-FREE FUND
         Class C                                                      0.75
CALIFORNIA MUNICIPAL MONEY MARKET FUND
         Sweep Class/1/                                               0.35
CALIFORNIA TAX-FREE FUND
         Class A                                                      0.75
         Class C                                                      0.75
CAPITAL GROWTH FUND
         Class C                                                      0.75
CLASSIC VALUE FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
         Class R                                                      0.25
COLORADO TAX-FREE FUND
         Class B                                                      0.75
         Class C                                                      0.75
COMMON STOCK FUND
         Class B                                                      0.75
         Class C                                                      0.75
CORE EQUITY FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
C&B LARGE CAP VALUE FUND
         Class B                                                      0.75
         Class C                                                      0.75
C&B MID CAP VALUE FUND
         Class B                                                      0.75
         Class C                                                      0.75

----------
+/- In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).

/1/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the California Municipal Money Market Fund effective July 1, 2010.

FUNDS TRUST                                                         MAXIMUM
FUNDS AND SHARE CLASSES*                                         RULE 12B-1 FEE
--------------------------------------------------------------   ---------------
DISCIPLINED GLOBAL EQUITY FUND+/-
         Class C                                                      0.75
DISCIPLINED U.S. CORE FUND+/-
         Class C                                                      0.75
DISCIPLINED VALUE FUND+/-
         Class C                                                      0.75
DISCOVERY FUND
         Class C                                                      0.75
DIVERSIFIED CAPITAL BUILDER FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
DIVERSIFIED EQUITY FUND
         Class B                                                      0.75
         Class C                                                      0.75
DIVERSIFIED INCOME BUILDER FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
DIVERSIFIED INTERNATIONAL FUND
         Class B                                                      0.75
         Class C                                                      0.75
EMERGING GROWTH FUND
         Class C                                                      0.75
EMERGING MARKETS EQUITY FUND/2/
         Class B                                                      0.75
         Class C                                                      0.75
EMERGING MARKETS EQUITY FUND II/3/
         Class B                                                      0.75
         Class C                                                      0.75
ENDEAVOR SELECT FUND
         Class B                                                      0.75
         Class C                                                      0.75
ENTERPRISE FUND
         Class C                                                      0.75
EQUITY INCOME FUND/4/
         Class B                                                      0.75
         Class C                                                      0.75
EQUITY VALUE FUND
         Class B                                                      0.75
         Class C                                                      0.75

----------
/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Emerging Markets Equity Fund into the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/3/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund.

/4/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund into the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

FUNDS TRUST                                                         MAXIMUM
FUNDS AND SHARE CLASSES*                                         RULE 12B-1 FEE
--------------------------------------------------------------   ---------------
GLOBAL OPPORTUNITIES FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
GOVERNMENT MONEY MARKET FUND
         Sweep Class/5/                                               0.35
GOVERNMENT SECURITIES FUND
         Class B                                                      0.75
         Class C                                                      0.75
GROWTH BALANCED FUND
         Class B                                                      0.75
         Class C                                                      0.75
GROWTH EQUITY FUND/6/
         Class B                                                      0.75
         Class C                                                      0.75
GROWTH FUND
         Class C                                                      0.75
GROWTH OPPORTUNITIES FUND/7/
         Class C                                                      0.75
HEALTH CARE FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
HIGH INCOME FUND
         Class B                                                      0.75
         Class C                                                      0.75
HIGH YIELD BOND FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
INCOME PLUS FUND
         Class B                                                      0.75
         Class C                                                      0.75
INTRINSIC VALUE FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
INDEX ASSET ALLOCATION FUND
         Class B                                                      0.75
         Class C                                                      0.75
INDEX FUND
         Class B                                                      0.75
         Class C/8/                                                   0.75

----------
/5/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Government Money Market Fund effective July 1, 2010.

/6/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Equity Fund into the Diversified Equity Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/7/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C shares to the Growth Opportunities Fund, effective on or about July 30, 2010.

/8/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C shares to the Index Fund effective July 16, 2010.

FUNDS TRUST                                                         MAXIMUM
FUNDS AND SHARE CLASSES*                                         RULE 12B-1 FEE
--------------------------------------------------------------   ---------------
INFLATION-PROTECTED BOND FUND
         Class B                                                      0.75
         Class C                                                      0.75

INTERMEDIATE TAX/AMT-FREE FUND
         Class C                                                      0.75
INTERNATIONAL BOND FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
INTERNATIONAL CORE FUND/9/
         Class B                                                      0.75
         Class C                                                      0.75
         Class R                                                      0.25
INTERNATIONAL VALUE FUND
         Class B                                                      0.75
         Class C                                                      0.75
INTRINSIC WORLD EQUITY FUND+/-
         Class C                                                      0.75
LARGE CAP APPRECIATION FUND/10/
         Class B                                                      0.75
         Class C                                                      0.75
LARGE CAP CORE FUND+/-
         Class C                                                      0.75
LARGE CAP GROWTH FUND/11/
         Class C                                                      0.75
LARGE COMPANY CORE FUND/12/
         Class B                                                      0.75
         Class C                                                      0.75
LARGE COMPANY GROWTH FUND/13/
         Class B                                                      0.75
         Class C                                                      0.75
LARGE COMPANY VALUE FUND
         Class C                                                      0.75
MANAGED ACCOUNT COREBUILDER SHARES SERIES G                           0.00
MANAGED ACCOUNT COREBUILDER SHARES SERIES M                           0.00
MID CAP DISCIPLINED FUND/14/
         Class C                                                      0.75

----------
/9/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the International Core Fund to the International Equity Fund and the addition of Class R shares effective July 16, 2010.

/10/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Cap Appreciation Fund into the Capital Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/11/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C shares to the Large Cap Growth Fund, effective on or about July 30, 2010.

/12/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Core Fund into the Large Cap Core Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/13/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Growth Fund into the Premier Large Company Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/14/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.

FUNDS TRUST                                                         MAXIMUM
FUNDS AND SHARE CLASSES*                                         RULE 12B-1 FEE
--------------------------------------------------------------   ---------------
MID CAP GROWTH FUND
         Class B                                                      0.75
         Class C                                                      0.75
MINNESOTA TAX-FREE FUND
         Class B                                                      0.75
         Class C                                                      0.75
MINNESOTA MONEY MARKET FUND
         Sweep Class/15/                                              0.35
MODERATE BALANCED FUND
         Class B                                                      0.75
         Class C                                                      0.75
MONEY MARKET FUND/16/
         Class B                                                      0.75
         Class C                                                      0.75
         Daily Class                                                  0.25
MUNICIPAL BOND FUND
         Class B                                                      0.75
         Class C                                                      0.75
MUNICIPAL MONEY MARKET FUND
         Sweep Class/17/                                              0.35
NATIONAL TAX-FREE MONEY MARKET FUND
         Sweep Class/18/                                              0.35
NEW JERSEY MUNICIPAL MONEY MARKET FUND+/-
         Sweep Class                                                  0.35
NEW YORK MUNICIPAL MONEY MARKET FUND+/-
         Sweep Class                                                  0.35
NORTH CAROLINA TAX-FREE FUND+/-
         Class C                                                      0.75
OMEGA GROWTH FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
         Class R                                                      0.25
OPPORTUNITY FUND
         Class C                                                      0.75
OVERLAND EXPRESS SWEEP FUND/19/                                       0.25
PENNSYLVANIA MUNICIPAL MONEY MARKET FUND+/-
         Sweep Class                                                  0.35
PENNSYLVANIA TAX-FREE FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75

----------
/15/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Minnesota Money Market Fund effective July 1, 2010.

/16/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C and Daily Class shares to the Money Market Fund effective July 1, 2010.

/17/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Municipal Money Market Fund effective July 1, 2010.

/18/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the National Tax-Free Money Market Fund effective July 1, 2010.

/19/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

FUNDS TRUST                                                         MAXIMUM
FUNDS AND SHARE CLASSES*                                         RULE 12B-1 FEE
--------------------------------------------------------------   ---------------
PRECIOUS METALS FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
PREMIER LARGE COMPANY GROWTH FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
SHORT DURATION GOVERNMENT BOND FUND
         Class B                                                      0.75
         Class C                                                      0.75
SHORT-TERM BOND FUND
         Class C                                                      0.75
SHORT-TERM HIGH YIELD BOND FUND
         Class C                                                      0.75
SHORT-TERM MUNICIPAL BOND FUND
         Class C                                                      0.75
SMALL CAP DISCIPLINED FUND/20/
         Class C                                                      0.75
SMALL CAP GROWTH FUND
         Class B                                                      0.75
         Class C                                                      0.75
SMALL CAP VALUE FUND
          Class B                                                     0.75
          Class C                                                     0.75
SMALL COMPANY GROWTH FUND
         Class B                                                      0.75
         Class C                                                      0.75
SMALL COMPANY VALUE FUND
         Class B                                                      0.75
         Class C                                                      0.75
SMALL MID/CAP CORE FUND+/-
         Class C                                                      0.75
SMALL/MID CAP VALUE FUND
         Class C                                                      0.75
SOCIAL SUSTAINABILITY FUND
         Class C                                                      0.75
SPECIAL SMALL CAP VALUE FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
SPECIALIZED FINANCIAL SERVICES FUND/21/
         Class B                                                      0.75
         Class C                                                      0.75
SPECIALIZED TECHNOLOGY FUND
         Class B                                                      0.75
         Class C                                                      0.75

----------
/20/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved a sub-adviser change and name change to the Small Cap Disciplined Fund. Subject to receipt of shareholder approval, the Fund's sub-adviser will change from WCM to Met West, effective on June 1, 2010. At that time, the Fund's name will change to the Intrinsic Small Cap Value Fund.

/21/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

FUNDS TRUST                                                         MAXIMUM
FUNDS AND SHARE CLASSES*                                         RULE 12B-1 FEE
--------------------------------------------------------------   ---------------
STABLE INCOME FUND/22/
         Class B                                                      0.75
         Class C                                                      0.75
STRATEGIC INCOME FUND/23/
         Class B                                                      0.75
         Class C                                                      0.75
STRATEGIC LARGE CAP GROWTH FUND+/-
         Class C                                                      0.75
         Class R                                                      0.25
STRATEGIC MUNICIPAL BOND FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75
TARGET TODAY FUND
         Class B                                                      0.75
         Class C                                                      0.75
TARGET 2010 FUND
         Class B                                                      0.75
         Class C                                                      0.75
TARGET 2020 FUND
         Class B                                                      0.75
         Class C                                                      0.75
TARGET 2030 FUND
         Class B                                                      0.75
         Class C                                                      0.75
TARGET 2040 FUND
         Class B                                                      0.75
         Class C                                                      0.75
TOTAL RETURN BOND FUND
         Class B                                                      0.75
         Class C                                                      0.75
         Class R/24/                                                  0.25
TRADITIONAL SMALL CAP GROWTH FUND/25/
         Class C                                                      0.75
TREASURY PLUS MONEY MARKET FUND
         Sweep Class/26/                                              0.35
UTILITY & TELECOMMUNICATIONS FUND+/-
         Class B                                                      0.75
         Class C                                                      0.75

----------
/22/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Stable Income Fund into the Ultra Short-Term Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/23/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/24/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R shares to the Total Return Bond Fund effective July 16, 2010.

/25/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C shares to the Traditional Small Cap Growth Fund, effective on or about July 30, 2010.

/26/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Treasury Plus Money Market Fund effective July 1, 2010.

FUNDS TRUST                                                         MAXIMUM
FUNDS AND SHARE CLASSES*                                         RULE 12B-1 FEE
--------------------------------------------------------------   ---------------
ULTRA SHORT-TERM INCOME FUND
         Class C                                                      0.75
ULTRA SHORT-TERM MUNICIPAL INCOME FUND
         Class C                                                      0.75
U.S. VALUE FUND/27/
         Class B                                                      0.75
         Class C                                                      0.75
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO                       0.75
WEALTHBUILDER EQUITY PORTFOLIO                                        0.75
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO                             0.75
WEALTHBUILDER GROWTH BALANCED PORTFOLIO                               0.75
WEALTHBUILDER MODERATE BALANCED PORTFOLIO                             0.75
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                               0.75
WISCONSIN TAX-FREE FUND
         Class C                                                      0.75
100% TREASURY MONEY MARKET FUND
         Sweep Class/28/                                              0.35

Most recent annual approval by the Board of Trustees: March 27, 2009 Appendix A amended: March 26, 2010

* On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund. Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.

----------
/27/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund into the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/28/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the 100% Treasury Money Market Fund effective July 1, 2010.